SMITH BARNEY INVESTMENT FUNDS INC.
on behalf of
SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND
(the "Fund")

Supplement dated April 12, 2001

to

Prospectus dated August 28, 2000



	The following disclosure revises and supersedes, as applicable, the discussion under "Management.":

	Commencing April 11, 2001 John B. Cunningham, CFA, assumed responsibility as segment manager responsible for the day-to-day management of the Fund's Value segment. Mr. Cunningham is currently Vice President of Smith Barney Fund Management LLC, the Fund's Investment Manager, and Managing Director of Salomon Brothers Asset Management ("SaBAM"). Mr. Cunningham joined SaBAM in January 1995 and has 12 years of securities business experience.





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SLIV\2001\misc\FROOTSKR.doc